UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

December 31, 2020
Date of Report (Date of Earliest Event Reported)

Insignia Systems, Inc.
(Exact Name of Registrant as Specified in its Charter)

Minnesota	001-13471	41-1656308
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8799 Brooklyn Blvd.Minneapolis, Minnesota	55445
(Address of Principal Executive Offices)	(Zip Code)

(763) 392-6200
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ISIG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter):

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.
Amendment to Articles of Incorporation.

Effective December 31, 2020, Insignia Systems, Inc. (the “Company”) amended its articles of incorporation to implement a seven-for-one reverse stock split. The Company’s common stock began trading on a split-adjusted basis when the market opened on January 4, 2021.

As a result of the reverse stock split, at 5:00 p.m. Central Time on the effective date, every seven shares of common stock then issued and outstanding automatically were combined into one share of common stock, with no change in par value per share. No fractional shares were outstanding following the reverse stock split and any fractional shares resulting from the reverse stock split were aggregated and sold by the Company’s transfer agent. The total number of shares authorized for issuance was reduced to 5,714,285 in proportion to the reverse stock split. The text of the articles of amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Effective as of the same time as the reverse stock split, the Governance Compensation and Nominating Committee of the Company’s Board of Directors reduced the number of shares of common stock available for issuance under the Company’s equity compensation plans in proportion to the reverse stock split. Upon effectiveness, the reverse stock split also resulted in reductions in the number of shares of common stock issuable upon exercise or vesting of equity awards in proportion to the reverse stock split and caused a proportionate increase in exercise price or share-based performance criteria, if any, applicable to such awards.

Effective January 4, 2021, the Company restated its articles of incorporation to reflect all amendments through that date, including the amendment described above. The text of the Company’s restated articles of incorporation is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 7.01.
Regulation FD Disclosure.

On December 31, 2020, the Company issued a press release announcing the reverse stock split, the text of which is furnished as Exhibit 99.1 attached hereto.

Item 8.01.
Other Events.

A total of 1,747,878 shares of common stock were issued and outstanding immediately after the reverse stock split became effective on December 31, 2020. The CUSIP identifier for the Company’s common stock following the reverse stock split is 45765Y204.

Item 9.01.
Financial Statements and Exhibits.

(d)
Exhibits.

Exhibit No.	Description	Method of Filing
3.1	Articles of Amendment of Articles of Incorporation (effective as of December 31, 2020)	Filed Electronically
3.2	Restated Articles of Incorporation (effective as of January 4, 2021)	Filed Electronically
99.1	Press Release, dated December 31, 2020	Furnished Electronically

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

INSIGNIA SYSTEMS, INC.

Date: January 6, 2021	By:	/s/ Kristine A. Glancy
Kristine A. Glancy
President and Chief Executive Officer